                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event report)                 20-Mar-98

      TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of August 31, 1997 in connection with the issuance of The Money Store Auto Trust (Series 1997-4), Class A-1, Class A-2, and Class A-3.

                            TMS Auto Holdings, Inc.
      ==========================================================================
            (Exact name of regristrant as specified in its charter)


      Delaware
      New Jersey                         333-14075-06             Applied For
      ----------                         ------------             -----------
      State or other                     (Commission             (IRS Employer
      jurisdiction of                    File Number)              ID Number)
      incorporation)


      2840 Morris Avenue, Union, New Jersey                          07083
      --------------------------------------------------------------------------
                   (Address of principal executive officer)


      Registrant's Telephone Number,
      including area code:                                        908-686-2000
                                                                  ------------

                                      n/a
      ----------------------------------------------------------------------
         (Former name or former address, if changed since last report)

             Item 5          Other Events
                             ------------


Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date of 20-Mar-98


             Item 7          Financial Statements and Exhibits
                             ---------------------------------

             The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                 THE MONEY STORE AUTO TRUST
                                                 ASSET BACKED SECURITIES, 1997-4



                                                 By /s/ James K. Ransom
                                                    ---------------------------
                                                         James K. Ransom
                                                         Vice President

Dated:        03/31/98

                       THE MONEY STORE AUTO TRUST 1997-4
                        0.00% Asset Backed Certificates
                          Certificateholder Statement

             IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING
         AGREEMENT DATED AS OF NOVEMBER 30, 1997, THE MONEY STORE AUTO
           FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
         TO SERIES 1997 - 4 FOR THE MARCH 13, 1998 DETERMINATION DATE

          DISTRIBUTION DATE        03/20/98      MONTHLY PERIOD          Feb-98

A.  Information Regarding the Current Monthly Distribution:


    I.    CERTIFICATES

             (a)  The aggregate amount of the distribution to
                  Certificateholders                                                        0.00

             (b)  The amount of the distribution set forth in  A. 1. (a) above in
                  respect of interest on the Certificates                                   0.00

             (c)  The amount of the distribution set forth in  A. 1. (a) above in
                  respect of principal on the Certificates                                  0.00

             (d)  The amount of the distribution in A.1. (a) payable
                  pursuant to a claim on the Certificate Policy                             0.00

             (e)  The remaining outstanding balance available to
                  be drawn under the Certificate Policy                                     0.00

             (f)  The amount of the distribution set forth in paragraph
                  A.1. (a) above per $1,000 interest in the Certificates               0.0000000

             (g)  The amount of the distribution set forth in paragraph
                  A.1. (b) above per $1,000 interest in the Certificates               0.0000000

             (h)  The amount of the distribution set forth in paragraph
                  A.1. (c) above per $1,000 interest in the Certificates               0.0000000

             (i)  The amount of the distribution set forth in paragraph
                  A.1. (d) above per $1,000 interest in the Certificates               0.0000000


B.  Information Regarding the Performance of the Trust:

    I.    POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

             (a)  The Pool Balance as of the close of business
                  on the last day of the Monthly Period                            86,559,183.63

             (b)  The Certificate Principal Balance after giving effect to payments allocated to principal as set forth in
                  Paragraph A.1. (c)                                                        0.00

             (c)  The Certificate Factor after giving affect to the payments
                  set forth in paragraph A.1. (c)                                      0.0000000

             (d)  The amount of aggregate Realized Losses for the
                  second preceding Month Period                                           963.47

             (e)  The aggregate Purchase Amount for all Receivables that
                  were repurchased in the Monthly Period                                    0.00

   2.    SERVICING FEE

            (a)   The aggregate amount of the Servicing Fee paid to the
                  Servicer with respect to the preceding Monthly Period                       174,961.89

   3.    PAYMENT SHORTFALLS

            (a)   The amount of the Certificateholders' Interest Carryover
                  Shortfall after giving effect to the payments set forth in
                  Paragraph A. 1. (b) above                                                         0.00
            (b)   The amount of the Certificateholder's Interest Carryover
                  Shortfall set forth in paragraph B.3. (a) above per $1,000
                  interest with respect to the Certificate:                                    0.0000000
            (c)   The amount of the Certificateholders' Principal Carryover
                  Shortfall after giving effect to the payments set forth in
                  Paragraph A.1. (b) above                                                          0.00
            (d)   The amount of the Certificateholders' Principal Carryover Shortfall
                  set forth in paragraph B.3. (a) above per $1,000 interest with
                  respect to the Certificate:                                                       0.00

   4.  TRANSFER OF SUBSEQUENT RECEIVABLES

            (a)   Aggregate amount on deposit in the Prefunding Account on
                  such Distribution Date after giving effect to all withdrawals
                  therefrom on such Distribution Date                                               0.00

            (b)   Aggregate amount on deposit in the Capitalized Interest Account on such Distribution Date after giving effect to all withdrawals
                  therefrom on such Distribution Date                                               0.00

            (c)   Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to all withdrawals
                  therefrom on such Distribution Date                                               0.00

            (d)   The amount set forth in paragraph B.4. (a) per $1,000 interest in
                  the Certificates:                                                            0.0000000

            (e)   The amount set forth in paragraph B.4. (b) to be distributed to
                  Certificateholders per $1,000 interest in the Certificates:                  0.0000000

            (f)   The amount set forth in paragraph B.4. (c) to be distributed to
                  Certificateholders per $1,000 interest in the Certificates:                  0.0000000

   5.       (a)   The aggregate amount of collections by the Servicer during the
                  preceding Monthly Period                                                  2,610,706.41

            (b)   The aggregate amount which was received by the Trust from the
                  Servicer during the preceding Monthly Period                              2,610,706.41

            (c)   The aggregate amount of reimbursements to the Security
                  Insurer during the preceding Monthly Period                                       0.00

            (d)   The amount of Receivables that are delinquent for over:
                  30 days                                                                   3,054,627.69
                  60 days                                                                     886,378.89
                  90 days                                                                     219,328.46

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated November 30, 1997 pertaining to Series 1997 - 4 in preparing the accompanying
Certificateholder Statement.


                  THE MONEY STORE AUTO FINANCE INC.

                  BY:         /s/ Harry Puglisi
                              ----------------------
                              HARRY PUGLISI
                              TREASURER

                       THE MONEY STORE AUTO TRUST 1997-4
              Class A-1  5.90875% Money Store Asset Backed Notes
                      Class A-2 6.35% Asset Backed Notes
                       Class A-3 6.46% Asset Backed Notes
                                                            ** Revised 03/17/98

           IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED
         AS OF NOVEMBER 30, 1997, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
         TO SERIES 1997 - 4 FOR THE MARCH 13, 1998 DETERMINATION DATE

            DISTRIBUTION DATE        03/20/98      MONTHLY PERIOD       Feb-98

A.       Information Regarding the Current Monthly Distribution:

         I.    NOTES

                  (a)  The aggregate amount of the distribution with respect to:
                           Class A-1 Notes                                                   1,470,866.90 **
                           Class A-2 Notes                                                     235,479.17
                           Class A-3 Notes                                                     150,733.33

                  (b)  The amount of the distribution set forth in paragraph A. 1. (a)
                       above in respect of interest on:
                           Class A-1 Notes                                                      80,424.65
                           Class A-2 Notes                                                     235,479.17
                           Class A-3 Notes                                                     150,733.33

                  (c)  The amount of the distribution set forth in paragraph A. 1. (a)
                       above in respect of principal of:
                           Class A-1 Notes                                                   1,390,442.25 **
                           Class A-2 Notes                                                           0.00
                           Class A-3 Notes                                                           0.00

                  (d)  The amount of the distribution in A. 1. (a) payable pursuant to a claim on the Note Policy with respect to:
                           Class A-1 Notes                                                           0.00
                           Class A-2 Notes                                                           0.00
                           Class A-3 Notes                                                           0.00

                  (e)  The remaining outstanding balance available to be drawn
                       under the Note Policy                                                 1,857,079.40 **

                  (f)  The amount of the distribution set forth in paragraph A. 1. (a)
                       above per $1,000 interest in:
                           Class A-1 Notes                                                     84.0495371 **
                           Class A-2 Notes                                                      5.2916667
                           Class A-3 Notes                                                      5.3833332

                  (g)  The amount of the distribution set forth in paragraph A. 1. (b)
                       above per $1,000 interest in:
                           Class A-1 Notes                                                      4.5956943
                           Class A-2 Notes                                                      5.2916667
                           Class A-3 Notes                                                      5.3833332

                  (h)  The amount of the distribution set forth in paragraph A. 1. (c)
                       above per $1,000 interest in:
                           Class A-1 Notes                                                     79.4538429 **
                           Class A-2 Notes                                                      0.0000000
                           Class A-3 Notes                                                      0.0000000

                  (i)  The amount of the distribution set forth in paragraph A. 1. (d)
                       above per $1,000 interest in:
                           Class A-1 Notes                                                      0.0000000
                           Class A-2 Notes                                                      0.0000000
                           Class A-3 Notes                                                      0.0000000

         II.   CERTIFICATEHOLDERS                            ** Revised 03/17/98

                  (i) The aggregate amount distributed to the Certificate Distribution Account on behalf of the Certificateholders 595,598.93

B.       Information Regarding the Performance of the Trust:

         1.    POOL BALANCE AND NOTE PRINCIPAL BALANCE

                  (a)  The Pool Balance at the close of business
                       on the last day of the Monthly Period                                 86,559,183.63 **

                  (b)  The aggregate outstanding principal amount of each
                       Class of Notes after giving effect to payments allocated
                       to principal as set forth in Paragraph A.1 (c) above with
                       respect to:
                           Class A-1 Notes                                                    14,059,190.07
                           Class A-2 Notes                                                    44,500,000.00
                           Class A-3 Notes                                                    28,000,000.00

                  (c)  The Note Pool Factor for each Class of Notes after
                       giving effect to the payments set forth in paragraph
                       A.1 (c) with respect to:
                           Class A-1 Notes                                                        0.8033823
                           Class A-2 Notes                                                        1.0000000
                           Class A-3 Notes                                                        1.0000000

                  (d)  The amount of aggregate Realized Losses for the
                       second preceding Monthly Period                                               963.47

                  (e)  The aggregate Purchase Amount for all Receivables
                       that were repurchased in the Monthly Period                                     0.00

         2.    SERVICING FEE

                  (a)  The aggregate amount of the Servicing Fee paid to the
                       Servicer with respect to the preceding Monthly Period                     174,961.89

                  (b)  The aggregate amount of unpaid Servicing Fee                                    0.00

         3.    PAYMENT SHORTFALLS

                  (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                       A. 1. (b) above with respect to:
                           Class A-1 Notes                                                             0.00
                           Class A-2 Notes                                                             0.00
                           Class A-3 Notes                                                             0.00

                  (b)  The amount of the Noteholders' Interest Carryover Shortfall set forth in paragraph B.3. (a) above per $1,000 interest
                       with respect to:
                           Class A-1 Notes                                                        0.0000000
                           Class A-2 Notes                                                        0.0000000
                           Class A-3 Notes                                                        0.0000000

                  (c)  The amount of the Noteholders' Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                       A. 1. (b) above with respect to:
                           Class A-1 Notes                                                             0.00
                           Class A-2 Notes                                                             0.00
                           Class A-3 Notes                                                             0.00

                  (d)  The amount of the Noteholders' Principal Carryover Shortfall set forth in Paragraph B.3. (a) above per $1,000 interest
                       with respect to:
                           Class A-1 Notes                                                        0.0000000
                           Class A-2 Notes                                                        0.0000000
                           Class A-3 Notes                                                        0.0000000

4.    Transfer of Subsequent Receivables

         (a)  Aggregate amount on deposit in the Pre-Funding
              Account on such Distribution Date after giving effect
              to all withdrawals therefrom on such Distribution Date                         0.00

         (b)  Aggregate amount on deposit in the Capitalized
              Interest Account on such Distribution Date after giving
              effect to all withdrawals therefrom on such Distribution
              Date                                                                           0.00

         (c)  Aggregate amount on deposit in the Pre-Funding
              Account on the final Subsequent Transfer Date after
              giving effect to all withdrawals therefrom on such
              Distribution Date                                                              0.00

         (d)  the amount set forth in paragraph B.4 (a) per $1,000
              interest in:
                  Class A-1 Notes                                                       0.0000000
                  Class A-2 Notes                                                       0.0000000
                  Class A-3 Notes                                                       0.0000000

         (e)  the amount set forth in paragraph B.4 (b) to be distributed to Noteholders per $1,000 interest in:
                  Class A-1 Notes                                                       0.0000000
                  Class A-2 Notes                                                       0.0000000
                  Class A-3 Notes                                                       0.0000000

         (f)  the amount set forth in paragraph B.4 (c) to be distributed to Noteholders per $1,000 interest in:
                  Class A-1 Notes                                                       0.0000000
                  Class A-2 Notes                                                       0.0000000
                  Class A-3 Notes                                                       0.0000000

         (g)  The Amount withdrawn from the Pre-Fund Account and transferred to the Collection Account (included in paragraph A .1 (c)):
                  Class A-1 Notes                                                            6.44

         (h)  the amount set forth in paragraph B.4 (g) to be distributed to Noteholders per $1,000 interest in:
                  Class A-1 Notes                                                       0.0003680

5.       (a)  The aggregate amount of collections by the Servicer
              during the preceding Monthly Period                                    2,610,706.41

         (b)  The aggregate amount which was received by the
              Trust from the Servicer during the preceding Monthly
              Period                                                                 2,610,706.41

         (c)  The aggregate amount of reimbursements to the
              Security Insurer during the preceding Monthly
              Period                                                                         0.00

         (d)  The amount of Receivables that are delinquent for
              over:
                       30 days                                                       3,054,627.69
                       60 days                                                         886,378.89
                       90 days                                                         219,328.46

6.       Other Information
         Weighted Average Coupon (WAC)                                                     18.891%

         Weighted Average Remaining Terms (WARM)                                            54.52

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated November 30, 1997 pertaining to Series 1997 - 4 in preparing the accompanying Noteholder Statement.


                  THE MONEY STORE AUTO FINANCE INC.


                  BY:       /s/ Harry Puglisi
                            -----------------
                            HARRY PUGLISI
                            TREASURER